Exhibit 99.1


              CERTIFICATION OF PRESIDENT
    AS ADOPTED PURSUANT TO SECTION 906
       OF THE SARBANES-OXLEY ACT OF 2002


      In connection with the accompanying Form 10-QSB of Dover Investments Corporation for the quarter ended
March 31, 2003,  I, Frederick M. Weissberg, Chairman of the
Board and President of Dover Investments Corporation, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) such Form 10-QSB for the quarter ended March 31, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) the information contained in such Form 10-QSB for the quarter ended March 31, 2003 fairly presents, in all material respects, the financial condition and results of operations of Dover Investments Corporation.



Date:     May 8, 2003           By: /s/ Frederick M. Weissberg
                                                       Frederick M. Weissberg
                                                       Chairman of the Board
                                                        and President